UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 04, 2025

INTERACTIVE STRENGTH INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41610	82-1432916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1005 Congress Avenue, Suite 925
Austin, Texas		78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 512 885-0035

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	TRNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, from 2019 to 2021, Interactive Strength Inc. (the “Company”) entered into the following five promissory notes (collectively, the “Notes”) with a then-principal stockholder (the "Former Principal Stockholder”) of the Company:

•
On May 17, 2019, a $2.0 million note with interest at the rate of 2.5% per annum and maturity date of May 17, 2021 (“Note 1”).
•
On August 28, 2019, a $1.0 million note with interest at the rate of 5.0% per annum and a maturity date of August 28, 2021 (“Note 2”).
•
On November 28, 2019, a $0.3 million note with interest at the rate of 5.0% per annum and a maturity date of August 28, 2021 (“Note 3”).
•
On March 20, 2020, a $0.3 million note with interest at the rate of 5.0% per annum and a maturity date of March 20, 2022 (“Note 4”).
•
On February 12, 2021, a $0.6 million note with interest at the rate of 5.0% per annum and a maturity date of June 12, 2022 (“Note 5”).

As previously disclosed, the Notes were not paid upon maturity, and on August 4, 2023, the Company received a notice of default from the Former Principal Stockholder. On October 30, 2023, the Company entered into an agreement with the Former Principal Stockholder, which was thereafter restated on November 17, 2023, regarding the settlement of disputes relating to the Notes.

On January 29, 2025, the Former Principal Stockholder assigned the Notes to an accredited investor (the “Investor”).

On February 4, 2025, the Company and the Investor entered into an Exchange Agreement (the “Exchange Agreement”), pursuant to which the Company and the Investor exchanged the Notes for five new secured promissory notes of the Company (the “Exchange Notes”). Note 1 was exchanged for “Exchange Note 1”, Note 2 was exchanged for “Exchange Note 2”, Note 3 was exchanged for “Exchange Note 3”, Note 4 was exchanged for “Exchange Note 4”, and Note 5 was exchanged for “Exchange Note 5”.

Description of the Exchange Notes

The principal amounts of the Exchange Notes are as follows:

•
Exchange Note 1 principal amount: $2,819,830
•
Exchange Note 2 principal amount: $1,552,067
•
Exchange Note 3 principal amount: $274,281
•
Exchange Note 4 principal amount: $371,813
•
Exchange Note 5 principal amount: $362,350

The Exchange Notes accrue interest at a rate of 5% per annum, subject to adjustment from time to time as set forth in the Exchange Notes. The maturity date of Exchange Note 1 and Exchange Note 3 is May 5, 2025. The maturity date of Exchange Note 2, Exchange Note 4 and Exchange Note 5 is April 4, 2025.

The Exchange Notes are convertible (in whole or in part) at any time prior to the maturity date into the number of shares of Common Stock equal to (x) the sum of (A) the portion of the principal of the Exchange Note to be converted, redeemed or otherwise with respect to which this determination is being made, (B) accrued and unpaid interest with respect to the principal of the Exchange Note, (C) accrued and unpaid late charges with respect to the principal of the Exchange Note and interest, and (D) any other unpaid amounts pursuant to the Exchange Agreement, if any, divided by (y) a conversion price of $2.04 per share, subject to adjustment as provided in the Exchange Notes (such shares, the “Note Conversion Shares”).

The Exchange Notes set forth certain standard events of default (each such event, an “Event of Default”), upon the occurrence of which the Company is required to deliver written notice to the Investor within one business day (an “Event of Default Notice”). At any time after the earlier of (a) the Investor’s receipt of an Event of Default Notice, and (b) the Investor becoming aware of an Event of Default, the Investor may require the Company to redeem all or any portion of the Note. Upon an Event of Default, the Note shall bear interest at a rate of the sum of (x) the applicable interest rate in effect for such determination and (y) 5.0% per annum.

The foregoing descriptions of the Exchange Notes and Exchange Agreement do not purport to be complete and each is qualified in its entirety by reference to the full text of the form of Exchange Notes and the full text of the Exchange Agreement, which are filed as Exhibits 4.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

Information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The Exchange Notes were offered, sold, and issued by the Company to the Investor pursuant to the exemption provided in Section 3(a)(9) under the Securities Act of 1933, as amended (the “Securities Act”).

The Note Conversion Shares will be offered, sold, and issued by the Company to the Investor pursuant to an exemption from the registration requirements under Section 3(a)(9) of the Securities Act.

The Investor is an “accredited investor” as that term is defined in Rule 501 under the Securities Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Secured Convertible Note
10.1	Exchange Agreement, by and between Interactive Strength Inc. and TR Opportunities II LLC, dated as of February 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interactive Strength Inc.

Date:	February 5, 2025	By:	/s/ Michael J. Madigan
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)